Exhibit 10.28

Execution Version

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed; and is indicated with brackets where the information has been omitted from the filed version of this exhibit.

DatedFebruary 28, 2020

High park Holdings Ltd.

EACH OF THE UNDERSIGNED OBLIGORS

and

Bridging Finance Inc.

CANADIAN SeCURITY AGREEMENT

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Contents

SectionPage

Article 1 Security2

1.1	Statutory and Other References2
1.2	Grant of Security2
1.3	Obligations Secured3
1.4	Attachment, Perfection, Possession and Control4
1.5	Special Provisions Relating to Pledged Investment Property5
1.6	Scope of Security Interest6
1.7	Care and Custody of Collateral7
1.8	Absence of Fiduciary Relationship7
1.9	ULC Shares7
1.10	Amalgamation8

Article 2 Enforcement8

2.1	Enforcement8
2.2	Remedies8
2.3	Additional Rights9
2.4	Concerning a Receiver10
2.5	Exercise of Remedies11
2.6	Dealing with Security, etc.11
2.7	Dealing with Collateral11
2.8	Appointment of Attorney12
2.9	Dealings With Third Parties12
2.10	Application of Proceeds13
2.11	Obligors Liable for Deficiency13

Article 3 General13

3.1	Certain References13
3.2	Notices13

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Contents

SectionPage

3.3	Discharge13
3.4	Amendment14
3.5	Waivers, etc.14
3.6	No Merger14
3.7	Further Assurances14
3.8	Supplemental Security14
3.9	Successors and Assigns15
3.10	Headings, etc.15
3.11	Gender and Number15
3.12	Entire Agreement15
3.13	Severability15
3.14	Conflict15
3.15	Governing Law and Submission to Jurisdiction15
3.16	Acknowledgement and Waiver16
3.17	Counterparts and Electronic Delivery16
3.18	US Pledge and Security Agreement16

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SCHEDULES

Schedule A – Financial Assets (Negotiable Collateral and Securities)

Schedule B – Securities Accounts

Schedule C – Intellectual Property

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LEGAL*49798257.2

LEGAL*49798257.2

LEGAL*49798257.2

THIS SECURITY AGREEMENT is dated February 28, 2020 and made between:

(1)	High Park Holdings Ltd., a corporation formed under the laws of British Columbia (the Borrower);
(2)	Each of the parties listed on the signature pages hereto under the heading GUARANTORS (each a Guarantor, collectively the Guarantors and, together with the Borrower, the Obligors); and
(3)	Bridging Finance Inc.

RECITALS:

(A)

Bridging Finance Inc., as agent (in such capacity, the Agent) for and on behalf of any of the funds managed or co-managed by Bridging Finance Inc. (collectively, together with Bridging Finance Inc. in its capacity as a lender, the Lender) has agreed to make certain credit facilities available to the Borrower upon the terms and conditions contained in a credit agreement among the Borrower, the Guarantors, the Agent and the Lender dated as of this date (such credit agreement as it may at any time or from time to time, be amended, supplemented, restated or replaced, the Credit Agreement).

(B)

Pursuant to a guarantee dated the date hereof (such guarantee as it may at any time or from time to time be amended, supplemented, restated or replaced the Guarantee), each Guarantor has agreed with the Lender and the Agent to guarantee the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Lender and the Agent arising pursuant to, or in respect of, the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement).

(C)

The Agent is to hold for its own benefit and is to act as agent under the Credit Agreement, inter alia, to hold as agent for the rateable benefit of the other Lender, any and all security for the payment and performance of the obligations of the Borrower and the Guarantors under the Credit Agreement, the Guarantee and the other Credit Documents (as defined in the Credit Agreement) to which it is a party.

(D)

The Obligors have agreed to execute and deliver this security agreement to and in favour of the Agent as security for the payment and performance of the their obligations to the Lender under the Credit Agreement, the Guarantee and other Credit Documents.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Obligors and the Agent agree as follows.

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LEGAL*49798257.2

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LEGAL*49798257.2

Article 1
Security

1.1	Statutory and Other References

Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the PPSA) and used in this security agreement have the same meanings.  Any reference to the STA in this security agreement is a reference to the Securities Transfer Act, 2006 (Ontario) or, to the extent applicable, similar legislation of any other jurisdiction, as amended from time to time.  Where a reference is made to the Agent, it shall be deemed to include, as applicable, any nominee appointed by the Agent to hold or otherwise take possession of the Collateral.

1.2	Grant of Security

Subject to Section 1.6, the Obligors hereby grant to the Agent, for its own benefit as a Lender and as agent for the benefit of the other Lender, a security interest in, and assign, mortgage, charge, hypothecate and pledge to the Agent, for its own benefit as a Lender and as agent for the benefit of the other Lender, all of the personal property and undertaking of the Obligors now owned or hereafter acquired and all of the personal property in which the Obligors now have or hereafter acquire any interest (collectively, the Collateral) including, without limitation, any and all of the:

(a)

inventory of the Obligors including goods held for sale, lease or resale, goods provided or to be provided to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the businesses of the Obligors;

(b)

equipment, machinery, furniture, fixtures, vehicles and other tangible personal property of every kind and description of the Obligors and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

(c)

accounts due, owing or accruing due to the Obligors, including deposit accounts (whether chequing, savings or other similar account, and whether or not evidenced by a certificate of deposit, account agreement or other document) maintained for the benefit of the Obligors by a bank or other financial institution, and all other monetary obligations due, owing or accruing due to the Obligors;

(d)	money, documents of title, chattel paper, instruments, securities and all other financial assets of the Obligors including the property described in Schedule A;
(e)

securities accounts of the Obligors, including the securities accounts listed in Schedule B and all of the credit balances, security entitlements, other financial assets and items or property standing to the credit of the Obligors from time to time in such securities accounts;

(f)	intangibles of the Obligors including all security interests, goodwill, claims, choses in action, contracts and contractual rights, licences and benefits;

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(g)

trademarks, trademark registrations and pending trademark applications, patents and pending patent applications, copyrights, proprietary and non-public business information, trade and business names, web names and worldwide web addresses and other intellectual property and industrial property of the Obligors (collectively, the Intellectual Property) including the Intellectual Property described in Schedule C;

(h)

authorizations, permits, approvals, grants, licenses, consents, rights, franchises, privileges, orders, decrees and similar entitlements issued or granted to the Obligors by law or by rule or regulation of any public body;

(i)

books, records, files, correspondence, invoices, documents, papers, computer programs, disks and other repositories of data recording or storage in any form or medium, evidencing or relating to the property described in Sections 1.2(a)-(h) inclusive;

(j)	substitutions and replacements of, and increases, additions and, where applicable, accessions to, the property described in Sections 1.2(a)-(i) inclusive; and
(k)	proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(a)-(j) inclusive or the proceeds of such proceeds.
1.3	Obligations Secured
(a)

The security interests, assignments, mortgages, charges, hypothecations and pledges granted hereby (collectively, the Security Interest) secure the payment and performance of all debts, liabilities and obligations (including interest that but for the filing of a petition in bankruptcy, would accrue on such debts, liabilities and obligations), present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by, or otherwise payable by, the Obligors to the Agent and the Lender, however or wherever incurred, and in any currency, and whether incurred by a Obligor alone or with another or others and whether as principal, guarantor or surety under, in connection with, or pursuant to, the Credit Agreement, the Guarantee and each of the other Credit Documents (collectively, and together with the expenses, costs and charges described in Section 1.3(b), the Obligations).

(b)

All reasonable, out of pocket expenses, costs and charges incurred by or on behalf of the Agent and the Lender in connection with this security agreement or the Collateral, including all reasonable and documented legal fees, court costs, receiver’s or agent’s remuneration and other costs incurred in taking possession or control of, repairing, protecting, insuring, preparing for disposition, selling, delivering or obtaining payment for the Collateral, as well as reasonable and out of pocket expenses, costs and charges incurred in any other lawful exercises of the powers conferred by the Credit Agreement and the other Credit Documents, are payable on demand and shall be added to, and form a part of, the Obligations.

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1.4	Attachment, Perfection, Possession and Control
(a)

The Obligors and the Agent acknowledge that (i) value has been given, (ii) the Obligors have rights in the Collateral (other than after-acquired Collateral) or the power to transfer rights in the Collateral, and (iii) the parties have not agreed to postpone the time for attachment for the Security Interest.

(b)

The Obligors shall promptly notify the Agent of the acquisition by the Obligors of any material property which is not adequately described in this security agreement, and the Obligors shall execute and deliver, from time to time, at its own expense, amendments to this security agreement and its schedules or additional security agreements or schedules as may be required by the Agent in order to identify the property and preserve, protect and perfect the Security Interest in such property.

(c)

If the Obligors acquire Collateral consisting of chattel paper, instruments or negotiable documents of title (collectively, Negotiable Collateral), they shall promptly notify the Agent of such acquisition and shall, at the request of the Agent, (i) deliver the Negotiable Collateral to the Agent or as it may direct, (ii) endorse the same for transfer in blank or as the Agent may direct, (iii) cause any transfer to be registered wherever, in the opinion of the Agent, such registration may be necessary or desirable, and (iv) deliver to the Agent any and all consents or other documents which may be necessary or desirable to transfer the Negotiable Collateral.  The Obligors represent and warrant that as of the date of this security agreement, the only Negotiable Collateral they hold is listed and described in Part 1 of Schedule A.

(d)

If the Obligors now have or hereafter acquire Collateral consisting of certificated securities (collectively, Pledged Certificated Securities), they shall promptly notify the Agent of such acquisition and, upon request by the Agent, shall deliver to the Agent any and all certificates representing such Collateral  and other materials (including effective endorsements) as may be required from time to time in the opinion of the Agent, to provide the Agent with control over all such Pledged Certificated Securities in the manner provided under Section 23 of the STA.  Without limiting the generality of the foregoing, the Obligors shall, at the request of the Agent, cause the Pledged Certificated Securities to be registered in the name of the Agent or as it may direct.  The Obligors represent and warrant that as of the date of this security agreement, all of the certificated securities held by the Obligors are listed and described (with reference to the issuer, the certificate number and the number and class of securities) in Part 2 of Schedule A.

(e)

If the Obligors now have or hereafter acquire Collateral consisting of uncertificated securities (collectively, Pledged Uncertificated Securities), they shall promptly notify the Agent of such acquisition and, upon request by the Agent, shall deliver to the Agent any and all such documents, agreements (including control agreements, using commercially reasonable efforts) and other materials (including effective endorsements) as may be required from time to time in the opinion of the Agent, to provide the Agent with control over all such Pledged Uncertificated Securities in the manner provided under Section 24 of the STA.  Without limiting the generality of the foregoing, the Obligors shall, at the

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request of the Agent, cause the Pledged Uncertificated Securities to be registered in the name of the Agent or as it may direct.  The Obligors represent and warrant that as of the date of this security agreement, all of the uncertificated securities held by the Obligors are described (by reference to the issuer and the number and class of securities) in Part 3 of Schedule A.

(f)

If the Obligors now have or hereafter acquire Collateral consisting of one or more securities accounts (collectively, the Pledged Securities Accounts), they shall promptly notify the Agent and, upon request by the Agent, shall deliver to the Agent any and all such documents, agreements (including control agreements, using commercially reasonable efforts) and other materials as may be required from time to time in the opinion of the Agent, to provide the Agent with control over all such Pledged Securities Accounts and the security entitlements credited to those accounts in the manner provided under Section 25 of the STA and in Section 1(2)(e) of the PPSA.  Without limiting the generality of the foregoing, the Obligors shall, at the request of the Agent, cause the Agent to be noted as the entitlement holder of the Pledged Securities Accounts.  The Obligors represent and warrant that as of the date of this security agreement, all Pledged Securities Accounts of the Obligors are described (by reference to the account number and securities intermediary) in Schedule B.

(g)

If the Obligors now have or hereafter acquire Collateral consisting of an interest in a partnership, limited partnership or limited liability company, they shall take all steps necessary, in the opinion of the Agent, to ensure that such property is and remains a security (either certificated or uncertificated) for the purposes of the STA.  The Obligors represent and warrant that as of the date of this security agreement, any interest they hold in a partnership, limited partnership or limited liability company is described (by reference to the issuer and the nature and extent of the interest) in Part 4 of Schedule A.

(h)

The Obligors shall not cause or permit any Person other than the Agent, for and on behalf of the Lender, to have a security interest in any Collateral consisting of investment property, other than a security interest in favour of a securities intermediary for customary fees and expenses which has been subordinated to the Security Interest pursuant to documentation in form and substance satisfactory to the Agent.  The Obligors shall not grant control over any investment property or other financial assets constituting part of the Collateral to any Person other than the Agent.

1.5	Special Provisions Relating to Pledged Investment Property
(a)

Until the Security Interest has become enforceable, the Obligors may exercise all voting, consensual and other powers of ownership pertaining to Collateral which is investment property (the Pledged Investment Property) for all purposes not inconsistent with the terms of this security agreement, the Credit Agreement or any of the other Credit Documents and the Obligors agree that they shall not vote the Pledged Investment Property in any manner that is inconsistent with such terms.  Upon the Security Interest becoming enforceable, all rights of the Obligors to vote, make entitlement orders or give instructions, consents, notices or waivers shall cease and all such rights shall become, at the option of the Agent, vested solely and absolutely in the Agent.

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(b)

Subject to the restrictions, if any, set out in the Credit Agreement, until the Security Interest has become enforceable, the Obligors may receive and retain any dividends or distributions on the Pledged Investment Property (whether paid or distributed in cash, securities or other property). Upon the Security Interest becoming enforceable, all rights of the Obligors to receive dividends or other distributions shall cease and all such rights shall be vested solely and absolutely in the Agent.

(c)

Any dividends or distributions received by the Obligors contrary to Section 1.5(b) or any other moneys or property received by the Obligors after the Security Interest has become enforceable shall be received as trustee for the Agent and shall be immediately paid over to the Agent.

1.6	Scope of Security Interest
(a)

To the extent that an assignment of amounts payable and other proceeds arising under, or the grant of a security interest in, any agreement, licence, permit or quota of the Obligors would result in the termination of such agreement, licence, permit or quota (each, a Restricted Asset), the Security Interest with respect to such Restricted Asset will constitute a trust created in favour of the Agent pursuant to which the Obligors hold as trustee all proceeds arising under or in connection with the Restricted Asset in trust for the Agent and the other Lender on the following basis:

(i)	until the Security Interest has become enforceable and subject to the Credit Agreement, the Obligors may receive all such proceeds; and
(ii)

upon the Security Interest becoming enforceable, (A) all rights of the Obligors to receive proceeds shall cease and all proceeds shall be immediately paid over to the Agent, and (B) the Obligors shall take all actions requested by the Agent to collect and enforce payment and other rights arising under the Restricted Asset.

(b)

The Security Interest with respect to Collateral consisting of trademarks shall constitute a security interest in, and a charge, hypothecation and pledge of, such Collateral in favour of the Agent, but shall not constitute an assignment or mortgage of such Collateral to the Agent or any other Lender.  Until the Security Interest has become enforceable, the grant of the Security Interest in the Intellectual Property will not affect in any way the Obligors’ rights to commercially exploit it or defend or enforce the Obligors’ rights in it or with respect to it.

(c)	The Security Interest shall not extend to consumer goods.
(d)

The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Obligors in respect of real property, but the Obligors shall stand possessed of any such last day upon trust to assign and dispose of it as the Agent may direct.

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1.7	Care and Custody of Collateral
(a)	The Agent and the Lender shall have no obligation to keep Collateral in their possession identifiable.
(b)

The Agent and the Lender shall exercise in the physical keeping of any Negotiable Collateral or Pledged Certificated Securities, only the same degree of care as they would exercise in respect of their own such property kept at the same place.

(c)

The Agent is not required to see to the collection of dividends, distributions or interest payable on, or exercise any option or right in connection with, the Collateral.  In addition, it shall have no obligation to protect or preserve the Collateral from depreciating in value or becoming worthless and is hereby released from all responsibility for any loss or diminution of value of the Collateral.

(d)

If any Event of Default shall have occurred and be continuing and the Security Interest has become enforceable, the Agent may (i) notify any Person obligated on an account, chattel paper or instrument to make payments to the Agent whether or not the Obligors were previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.

1.8	Absence of Fiduciary Relationship

No implied agreements, covenants or obligations on the part of the Agent or any Lender with respect to the Obligors, a securities intermediary or an issuer of any Pledged Investment Property are to be read into this security agreement against the Agent or any other Lender.  Neither the Agent nor any other Lender owes any fiduciary duty to any of the Obligors, any issuer of Pledged Investment Property, any securities intermediary or any other Person in connection with this security agreement or the Collateral.

1.9	ULC Shares

Notwithstanding anything else contained in this security agreement or any other agreement among all or some of the parties, the Obligors are and shall remain the sole registered and beneficial owners of all Collateral that consists of shares of an unlimited company, an unlimited liability company or an unlimited liability corporation incorporated pursuant to, or otherwise governed by, the laws of any province of Canada (a ULC) until such time as the shares of the ULC (the ULC Shares) are transferred to the Agent or its nominee on the books and records of the ULC.  Until then, the Obligors shall receive for their own account any dividends or other distributions in respect of ULC Shares that are Collateral and may vote such ULC Shares and control the direction, management and policies of any ULC to the same extent as it would if such ULC Shares were not pledged to the Agent.  Nothing in this security agreement or any other agreement among all or some of the parties is intended to, or shall, constitute the Agent or any other Lender, a member or shareholder of a ULC for the purposes of the Companies Act (Nova Scotia), the Business Corporations Act (British Columbia), the Business Corporations Act (Alberta) or any other applicable legislation until such time as notice is given by the Agent to the Obligors and further steps are taken, at the request and direction of the

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Agent, to register the Agent or its nominee as the holder of such ULC Shares.  If any provision of this security agreement would have the effect of constituting the Agent or any other Lender a member or shareholder of a ULC prior to such time, that provision shall be severed from this security agreement and ineffective with respect to shares of such ULC without otherwise invalidating or rendering unenforceable this security agreement as it relates to all other Collateral.

1.10	Amalgamation

If the Borrower or any of the Guarantors amalgamate with any other corporation or corporations, it is the intention of the parties that the Security Interest will (a) extend to all of the property, assets and interests that (i) any of the amalgamating corporations own, or (ii) the amalgamated corporation thereafter acquires, and (b) secure the payment and performance of all debts, liabilities and obligations of any of the amalgamating corporations and the amalgamated corporation to the Agent and the Lender, however or wherever incurred and whether as principal, guarantor or surety and whether incurred prior to, at the time of, or subsequent to, the amalgamation.  The Security Interest will attach to the property, assets and interests of the amalgamating corporations not previously subject to this security agreement at the time of amalgamation and to any property, assets or interests thereafter owned or acquired by the amalgamated corporation when such property, assets and interests become owned or are acquired.  Upon any such amalgamation with the Borrower, the defined term Borrower shall include each of the amalgamating corporations and the amalgamated corporation. Upon any such amalgamation with any Guarantor, the defined term Guarantors shall include each of the amalgamating corporations and the amalgamated corporation. Upon any such amalgamation, the defined term Collateral shall include all of the property, assets and interests described in (a) above, and the defined term Obligations shall include the obligations described in (b) above.

Article 2
Enforcement

2.1	Enforcement

The Security Interest shall be and become enforceable against the Obligors upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement).

2.2	Remedies

Whenever the Security Interest has become enforceable, the Agent may realize upon the Collateral and enforce its rights and the rights of the Lender by:

(a)	entering onto any premises where Collateral consisting of tangible personal property may be located;
(b)	entering into possession of the Collateral by any method permitted by law;
(c)	selling, granting an option to purchase or leasing all or any part of the Collateral;
(d)	holding, storing, keeping idle or operating all or any part of the Collateral;

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(e)	collecting any proceeds arising in respect of the Collateral;
(f)	collecting, realizing, selling, or otherwise dealing with, the accounts;
(g)

exercising and enforcing all rights and remedies of a holder of the Collateral as if the Agent were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Agent or its nominee);

(h)	issuing any instructions or entitlement orders to an issuer or securities intermediary;
(i)	instructing a financial institution to transfer funds held by it to an account maintained with or by the Agent or any other Lender;
(j)

appointing a receiver (which term as used in this security agreement includes an interim receiver and a receiver and manager) or agent of all or any part of the Collateral and removing or replacing from time to time any receiver or agent;

(k)	instituting proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;
(l)	instituting proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;
(m)	filing proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Obligors; and
(n)	exercising any other remedy or commencing any other proceeding authorized or permitted under the PPSA or otherwise by law or equity.
2.3	Additional Rights

In addition to the rights and remedies set out in Section 2.2, whenever the Security Interest has become enforceable, the Agent may:

(a)	require the Obligors, at the Obligors’ expense, to assemble the Collateral at a place or places designated by the Agent and the Obligors agree to so assemble the Collateral;
(b)	require the Obligors to disclose to the Agent the location or locations of the Collateral and the Obligors agree to make such disclosure in writing when so requested;
(c)	repair, process, modify, complete or otherwise deal with the Collateral and prepare the Collateral for disposition, whether on the premises of the Obligors or otherwise;

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(d)

carry on all or any part of the businesses of the Obligors and, to the exclusion of all others including the Obligors, enter upon, occupy and use all or any of the premises, buildings and other property of, or used or occupied by, the Obligors, free of charge, and the Agent and the Lender shall not be liable to the Obligors for any act or omission in so doing or for any rent, charges, depreciation or damages incurred in connection with, or resulting from, such action;

(e)

borrow for the purpose of carrying on any of the businesses of the Obligors or for the maintenance, preservation or protection of the Collateral and grant security interests in the Collateral, whether or not in priority to the Security Interest, to secure repayment;

(f)	redeem any prior security interest against any Collateral, procure the transfer of such security interest to itself, or settle and pass the accounts of any prior mortgagee, chargee or lienholder;
(g)	pay any liability secured by a lien against any of the Collateral;
(h)

commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral;

(i)	compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any Person to the Obligors; and
(j)

at any public or private sale, bid for and purchase any or all of the Collateral offered for sale and upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to the Obligors or any other Person with respect to such holding, retention or disposition, except as required by law.

2.4	Concerning a Receiver
(a)

Any receiver appointed by the Agent shall be vested with all rights of the Agent and all of the remedies which could have been exercised by the Agent in respect of the Obligors or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments.  The choice of receiver and its remuneration shall be within the sole discretion of the Agent.

(b)

Any receiver appointed by the Agent shall act as agent for the Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Obligors.  The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Obligors or as agent for the Agent as the Agent may determine in its sole discretion.  The Obligors agree to ratify and confirm all actions of the receiver acting as agent for the Obligors, and to release and indemnify the receiver in respect of all such actions.

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(c)

The Agent, in appointing or refraining from appointing any receiver, shall not incur any liability to the receiver, the Obligors or any other Person and shall not be responsible for any misconduct or negligence of such Person.

2.5	Exercise of Remedies

Any remedy may be exercised separately or in combination and is in addition to, and not in substitution for, any other rights or remedies the Agent and the Lender may have, however created.  The Agent and the Lender are not bound to exercise any right or remedy, and the exercise of rights and remedies is without prejudice to any other rights of the Agent and the Lender in respect of the Obligations including the right to claim for any deficiency.

2.6	Dealing with Security, etc.
(a)

The Agent and the Lender are not obligated to exhaust their recourse against the Obligors or any other Person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral.

(b)

The Agent and the Lender may grant extensions or other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Obligors and with guarantors, sureties or security as they may see fit without prejudice to the Obligations, the liabilities of the Obligors or any other Person or the rights of the Agent and the Lender in respect of the Collateral.

2.7	Dealing with Collateral
(a)

The Agent and the Lender are not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons in respect of the Collateral, or (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of, or failure to sell or otherwise deal with, the Collateral.

(b)

The Obligors acknowledge and agree that it is commercially reasonable for the Agent to, and the Agent may, in its sole discretion, (i) incur expenses to prepare the Collateral for disposition, (ii) exercise collection remedies directly or through the use of collection agencies, (iii) dispose of Collateral by way of public auction, public tender or private contract, with or without advertising and without any other formality, (iv) dispose of Collateral to a Lender or to a customer or client of a Lender, (v) contact other Persons, whether or not in the same business as the Obligors, for expressions of interest in acquiring all or any portion of the Collateral, (vi) hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (vii) establish an upset or reserve bid or price in respect of the Collateral, and (viii) establish such terms as to credit or otherwise as the Agent may determine advantageous.

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(c)

The Obligors acknowledge that the Agent may be unable to complete a public sale of Collateral by reason of certain prohibitions contained in applicable securities laws.  In connection therewith, it may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution or resale thereof.  Any such private sale may result in prices and other terms less favourable to the seller than if such sale were a public sale and, notwithstanding such circumstances, the Obligors agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner by reason of it being a private sale.  The Agent is under no obligation to delay a sale of any or all of the Collateral for the period of time necessary to permit the issuer thereof to register such Collateral for public sale under applicable securities law or otherwise, even if the issuer agrees to do so.

2.8	Appointment of Attorney

The Obligors irrevocably constitute and appoint the Agent (and each of its officers and directors) their true and lawful attorney (with full power of substitution) to do, make and execute, in the name of and on behalf of the Obligors, all such acts, documents, matters and things which the Agent may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of accounts.  This power of attorney is in addition to, and not in substitution for, any stock transfer powers of attorney delivered by the Obligors and any powers of attorney may be relied upon by the Agent severally or in combination.  All acts of the attorney are hereby ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except to the extent caused by its own gross negligence or wilful misconduct, provided that this power of attorney shall not be effective until the occurrence of an Event of Default that is continuing. This power of attorney is irrevocable, is coupled with an interest, has been given for valuable consideration (the receipt and adequacy of which are acknowledged) and will survive, and will not terminate upon, the bankruptcy, dissolution, winding up or insolvency of any of the Obligors.  This power of attorney extends to and is binding upon the Obligors’ successors and assigns.  The Obligors authorize the Agent to (a) delegate in writing to another Person any power and authority granted under this power of attorney as may be necessary or desirable in the opinion of the Agent, and (b) revoke or suspend such delegation.

2.9	Dealings With Third Parties
(a)

No Person dealing with the Agent, any of the Lender or an agent or receiver is required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which the Agent, a Lender or a receiver or agent is purporting to exercise have become exercisable, (iii) whether any money remains due to the Agent or the Lender by the Obligors, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale, lease or other disposition is made, (v) the propriety or regularity of any sale or other dealing by the Agent, any Lender or any agent or receiver with the Collateral, or (vi) how any money paid to the Agent or Lender has been applied.

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(b)

Any purchaser of Collateral shall hold the Collateral absolutely and free from any claim or right of any kind whatsoever, including any equity of redemption, of the Obligors.  The Obligors waive (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Obligors may have under any rule of law or statute now existing or hereafter adopted.

2.10	Application of Proceeds

Any and all moneys and other proceeds realized by the Agent pursuant to this security agreement may be applied by the Agent to such part of the Obligations as the Agent in its sole discretion determines appropriate from time to time, subject only to such limitations as may be set out in the Credit Agreement.

2.11	Obligors Liable for Deficiency

The Obligors shall be and remain jointly and severally liable to the Agent and the Lender for any deficiency after the proceeds of any sale or other disposition of Collateral are received by the Agent.

Article 3
General

3.1	Certain References
(a)	Capitalized terms used in this security agreement and not otherwise defined have the respective meanings given to them in the Credit Agreement.
(b)

Any reference to this security agreement, the Credit Agreement, the Guarantee or any other Credit Document refers to this security agreement, the Credit Agreement or such other Credit Document as it may have been or may from time to time be, amended, modified, extended, renewed, restated, replaced or supplemented.

3.2	Notices

Any notice, consent, demand, waiver or other communication given under this security agreement must be in writing and delivered in accordance with the provisions of the Credit Agreement.

3.3	Discharge

The Security Interest may not be discharged except pursuant to a written release signed by the Agent.  The Obligors may request a discharge of the Security Interest by notice to the Agent if, but only if, (a) there has been full and indefeasible payment and performance of the Obligations, and (b) the Agent and the Lender have no commitments under any Credit Document.  Upon satisfaction of those conditions, the Agent shall execute and deliver to the Obligors such financing statements and other documents or instruments as the Obligors may reasonably require and the Agent shall redeliver to the Obligors, or as the Obligors may otherwise direct, any Collateral in its possession.

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3.4	Amendment

This security agreement may only be amended, supplemented or otherwise modified by written agreement of the Agent and the Obligors.

3.5	Waivers, etc.
(a)

No consent or waiver by the Agent in connection with this security agreement is binding unless made in writing and signed by an authorized officer of the Agent.  Any consent or waiver given under this security agreement is effective only in the specific instance and for the specific purpose for which it was given.

(b)

A failure or delay on the part of the Agent or a Lender in exercising a right or remedy under this security agreement does not operate as a waiver of, or impair, any rights or remedies of the Agent or the Lender however arising.  A single or partial exercise of a right or remedy on the part of the Agent or a Lender does not preclude any other or further exercise of that right or remedy or the exercise of any other rights or remedies by the Agent or the Lender.

(c)

Any delay or omission by the Lender in requiring strict performance by the Obligors of any provision of this security agreement will not waive, affect or diminish the Agent’s right thereafter to demand strict compliance and performance therewith.

3.6	No Merger

This security agreement does not operate by way of merger of any of the Obligations and no judgment recovered by the Agent or any of the Lender will operate by way of merger of, or in any way affect, the Security Interest, this security agreement or the other Credit Documents.

3.7	Further Assurances

The Obligors shall from time to time, whether before or after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and agreements as the Agent may reasonably require for (a) protecting the Collateral, (b) perfecting the Security Interest, (c) obtaining control of the Collateral, (d) exercising all powers, authorities and discretions conferred upon the Agent, and (e) otherwise enabling the Agent and the Lender to obtain the full benefits of this security agreement and the rights and powers herein granted.  The Obligors shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and agreements as the Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

3.8	Supplemental Security

This security agreement is in addition and without prejudice to, and not in substitution for, all other security now held or which may hereafter be held by the Agent and the Lender in respect of the Obligations.

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3.9	Successors and Assigns

This security agreement is binding upon the Obligors and their successors and assigns, and enures to the benefit of the Agent, the Lender and their respective successors and assigns.  This security agreement and all rights of the Agent and the Lender are assignable without the consent of the Obligors, and in any action brought by an assignee to enforce this security agreement or any right or remedy of the Agent or any of the Lender, the Obligors shall not assert against the assignee any claim or defence which the Obligors now have or hereafter may have against the Agent or any of the Lender.  The Obligors may not assign, transfer or delegate any of their rights, duties or obligations under this security agreement.

3.10	Headings, etc.

The provision of a table of contents, the division of this security agreement into articles and sections and the insertion of headings are for convenient reference only and are not to affect or be used in the construction or interpretation of this security agreement.

3.11	Gender and Number

Any reference in this security agreement to gender includes all genders and words importing the singular include the plural and vice versa.

3.12	Entire Agreement

The provisions set forth in this security agreement together with the Credit Agreement, the Guarantee and the other Credit Documents constitute the entire enforceable agreement between the parties and supercede all prior oral or written agreements, understandings, representations and warranties and course of conduct and dealing between the parties with respect to the matters referred to in this security agreement.

3.13	Severability

If any provision of this security agreement is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this security agreement and the remaining provisions will continue in full force and effect, without amendment or limitation.

3.14	Conflict

In the event of any conflict or inconsistency between the provisions of this security agreement and the provisions of the Credit Agreement which cannot be resolved by both provisions being complied with, the provisions contained in the Credit Agreement will prevail to the extent of such conflict or inconsistency.

3.15	Governing Law and Submission to Jurisdiction

This security agreement is governed by and is to be interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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3.16	Acknowledgement and Waiver

The Obligors:

(a)	acknowledge receiving a copy of this security agreement; and
(b)

to the fullest extent permitted by law, waive all rights to receive from the Agent or any other Lender a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this security agreement or any amendments to it.

3.17	Counterparts and Electronic Delivery

This security agreement may be executed in any number of separate counterparts and all such signed counterparts will together constitute one and the same instrument.  To evidence its execution of an original counterpart of this security agreement, a party may send a copy of its signature on the execution page hereof to the other party by facsimile or other means of recorded electronic transmission (including in PDF form) and such transmission shall constitute valid delivery of an executed copy of this security agreement to the receiving party.

3.18	US Pledge and Security Agreement

Notwithstanding anything to the contrary in this Agreement, to the extent there is any conflict between this Agreement and the pledge and security agreement entered into as of the date hereof between the Agent, Tilray, Inc. and Manitoba Harvest USA, LLC (the US Pledge and Security Agreement), the Parties hereto expressly acknowledge that matters of creation, attachment, perfection and delivery of a security interest in the Collateral of the US Guarantors shall be governed by the terms of the US Pledge and Security Agreement and the terms of the US Pledge and Security Agreement shall prevail.

[Remainder of page left intentionally blank.  Signature page follow.]

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IN WITNESS WHEREOF the Obligors have executed and delivered this security agreement.

High Park Holdings Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

GUARANTORS

Tilray, Inc.
By:	“Brendan Kennedy”
Chief Executive Officer

Tilray Canada Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

High Park Farms Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

1197879 B.C. Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

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Signature Page for Canadian Security Agreement

LEGAL*49798257.2

LEGAL*49798257.2

LEGAL*49798257.2

FHF Holdings Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasruer

Fresh Hemp Foods Ltd.
By:	“Mark Castaneda”
Treasurer

Manitoba Harvest USA, LLC
By:	“Brendan Kennedy”
Manager

High Park Gardens Inc.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

Natura Naturals Holdings Inc.
By:	“Mark Castaneda”
Secretary

Natura Naturals Inc.
By:	“Mark Castaneda”
Secretary

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Signature Page for Canadian Security Agreement

Dorada Ventures, Ltd.
By:	“Mark Castaneda”
Chief Financial Officer and Treasurer

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Signature Page for Canadian Security Agreement

IN WITNESS WHEREOF the Agent has executed and delivered this security agreement.

Bridging Finance Inc.
By:	“Graham Marr”
Senior Managing Director
Portfolio Manager

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Signature Page for Canadian Security Agreement

Schedule A

Financial Assets (Negotiable Collateral and Securities)

Negotiable Collateral

[***]

Securities

[***]

Schedule B

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LEGAL*49798257.2

LEGAL*49798257.2

LEGAL*49798257.2

Securities Accounts

[***]

Schedule C

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Intellectual Property

Patents

[***]

Trademarks

[***]

Copyrights

None.

Industrial Designs

None.

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